SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                         EVERGREEN DOMESTIC GROWTH FUNDS

         Effective June 3, 2002, Evergreen Small Company Growth Fund (the "Fund") will change its name to Evergreen Emerging Growth Fund.

         Additionally,   the  first  two  sentences  of  the  section   entitled
"INVESTMENT STRATEGY" of the Fund's prospectus are revised as follows:

The Fund normally invests at least 80% of its assets in common stocks of U.S. companies with small and medium market capitalizations (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) and Russell Midcap(R) indices, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization within the range of the Russell Midcap(R) Index. The Fund may also invest up to 20% of its assets in corporate securities without regard to the market capitalization of the issuer, including (1) common stocks of companies with large and medium market capitalizations, (2) securities convertible into common stocks, and (3) rights or warrants to purchase common stocks.

May 29, 2002                                                        561909 5/02